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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANT

NAME                                                      STATE OF ORGANIZATION

US Oncology Corporate, Inc.                                       Delaware
AOR Real Estate, Inc.                                             Delaware
RMCC Cancer Center, Inc.                                          Delaware
AOR Management Company of Indiana, Inc.                           Delaware
AOR Holding Company of Indiana, Inc.                              Delaware
AOR of Indiana Management Partnership                             Indiana
AOR Management Company of Oregon, Inc.                            Delaware
AOR Management Company of Missouri, Inc.                          Delaware
AOR Management Company of Arizona, Inc.                           Delaware
AOR Management Company of Oklahoma, Inc.                          Delaware
AOR Management Company of Pennsylvania, Inc.                      Delaware
AOR Management Company of Virginia, Inc.                          Delaware
AOR Management Company of New York, Inc.                          Delaware
AOR Management Company of Texas, Inc.                             Delaware
AOR Management Company of Ohio, Inc.                              Delaware
AOR Management Company of Kansas, Inc.                            Delaware
AORT Holding Company, Inc.                                        Delaware
AOR of Texas Management Limited Partnership                       Texas
AORIP, Inc.                                                       Delaware
AOR Synthetic Real Estate, Inc.                                   Delaware
Greenville Radiation Care, Inc.                                   Delaware
Physician Reliance Network, Inc.                                  Delaware
US Oncology Research, Inc.                                        Texas
Physician Reliance Holdings, LLC                                  Delaware
PRN Physician Reliance, LLC                                       Texas
Physician Reliance, L.P.                                          Texas
Michigan Pharmaceutical Services, LLC                             Delaware
Iowa Pharmaceutical Services, LLC                                 Delaware
New Mexico Pharmaceutical Services, LLC                           Delaware
California Pharmaceutical Services, LLC                           Delaware
Washington Pharmaceutical Services, LLC                           Delaware
North Carolina Pharmaceutical Services, LLC                       Delaware